UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 13, 2004

AMR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-8400 (Commission File Number)	75-1825172 (IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas (Address of principal executive offices)	76155 (Zip Code)

(817) 963-1234
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Indenture
Supplemental Indenture
Guarantee of American

ITEM 7. Financial Statements and Exhibits

(c)  Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-110760) of AMR Corporation (“AMR”). The Registration Statement and the final Prospectus Supplement, dated February 10, 2004, to the Prospectus, dated December 17, 2003, relate to the offering of AMR Corporation’s 4.5% Senior Convertible Notes due 2024, guaranteed by American Airlines, Inc. (“American”).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR Corporation

/s/ CHARLES D. MARLETT

Charles D. MarLett
Corporate Secretary

Dated: February 25, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Document
1	Underwriting Agreement, dated February 10, 2004, between AMR, American and Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated, for themselves and as Representatives for the Underwriters named on Schedule A thereto.

4(a)(1)	Indenture, dated as of February 1, 2004, between AMR and Wilmington Trust Company, as Trustee

4(a)(2)	Supplemental Indenture No. 2004-1, dated as of February 13, 2004, between AMR, American as Guarantor, and the Trustee

4(a)(3)	Form of AMR Corporation 4.5% Senior Convertible Note due 2024 (included in Exhibit 4(a)(2))

4(b)	Guarantee of American, dated as of February 13, 2004